UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2022
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	47-1949578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13241 Woodland Park Road
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01       Other Events.
The board of directors (the “Board”) of BlackSky Technology Inc. (the “Company”) has scheduled its 2022 annual meeting of stockholders (the “Annual Meeting”) for September 8, 2022. Because the Company did not hold an annual meeting of stockholders in 2021, the Company has set a deadline of July 5, 2022 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to BlackSky Technology Inc., Attn: Corporate Secretary, 13241 Woodland Park Road, Suite 300, Herndon, Virginia 20171 and such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Exchange Act Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

Pursuant to the Company’s amended and restated bylaws (the “Bylaws”), any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of their proposal or nomination to BlackSky Technology Inc., Attn: Corporate Secretary, 13241 Woodland Park Road, Suite 300, Herndon, Virginia 20171 no earlier than 8:00 a.m., Eastern time, on June 25, 2022 and no later than 5:00 p.m., Eastern time, on July 5, 2022. Any proposal or nomination received after such date will be considered untimely and will not be considered at the Annual Meeting.

An adjournment, rescheduling or postponement of the Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 24, 2022

BLACKSKY TECHNOLOGY INC.

By:	/s/ Brian E. O'Toole
Name: Brian E. O'Toole
Title: Chief Executive Officer and Director